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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 15, 2007

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                                 LHC GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

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          Delaware                  8082                        71-0918189
(State or Other Jurisdiction (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                      Identification No.)
                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On August 15, 2007, the Company announced the resignation of Barry E. Stewart as the Company's Executive Vice President, Chief Financial Officer and Treasurer. Peter J. Roman, the Company's current Vice President and Controller, has been elected to serve as the Interim Chief Financial Officer and Treasurer. A copy of the press release announcing Mr. Stewart's departure is attached as
Exhibit 99.1 to this Current Report on Form 8-K..

     The information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

     A copy of the Company's press release concerning Mr. Stewart's resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LHC GROUP, INC.


                                         By:  /s/ Keith G. Myers
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                                                 Keith G. Myers
                                                 President and Chief Executive
                                                 Officer

Dated:   August 15, 2007



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                     INDEX TO EXHIBITS


  EXHIBIT NO.       DESCRIPTION
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    99.1            Press Release announcing the resignation of Barry E. Stewart from LHC Group, Inc., dated August 15, 2007